                                                                  EXHIBIT 10.103

                                CREDIT AGREEMENT
                                ----------------

          THIS CREDIT AGREEMENT ("Agreement") is made and entered into as of the 28th day of December, 1994, by and between Pioneer Hotel, Inc., a Nevada corporation with its principal place of business at 2200 South Casino Drive, Laughlin, Nevada 89029 (the "Borrower") and PDS Financial Corporation, a Minnesota corporation with its principal place of business at 7652 Executive Drive, Eden Prairie, Minnesota 55344 (the "Lender"), as follows:

                                   ARTICLE I
                                   ---------

                                 GENERAL TERMS

          SECTION 1.01. Terms Defined Above. As used in this Agreement, the terms "Borrower" and "Lender" shall have the meaning indicated above.

          SECTION 1.02. Certain Definitions. As used in this Agreement, the following terms shall have the following meanings, unless the context otherwise requires:

          "Advance" shall mean a disbursement of the loan proceeds under the extension of credit.

          "Agreement" shall mean this Credit Agreement, as the same may from time to time be amended or supplemented.

          "Business Day" shall mean a day other than a Saturday, Sunday or legal holiday for commercial banks in the State of Nevada.

          "Closing Date" shall mean the date on which this Agreement shall be executed and delivered by the Borrower to the Lender.

          "Collateral" shall mean the property of the Borrower in which a security interest is granted pursuant to Section 3.01 of this Agreement.

          "Collateral Documents" shall mean collectively the documents required by the Lender to obtain the security interests in the Collateral.

          "Security Agreement" shall mean that certain Security Agreement of even date herewith by and between the Borrower and the Lender.

          "Event of Default" shall mean the occurrence of any of the events specified in Article VII hereof.

          "Financial Statement" shall mean the financial statement or statements of the Borrower described or referred to in Section 5.01 hereof.

          "Funding Date" shall mean the date on which an Advance shall be funded by the Lender and disbursed to the Borrower.

          "Lien" shall mean, with respect to any asset, (i) any mortgage, lien, pledge, security interest, charge or encumbrance of any kind in respect of any such asset, or (ii) the interest of a vendor or lessor under any conditional sales agreement, financing lease or other title retention agreement relating to such asset.

          "Loan" shall mean the credit facility made available by the Lender to the Borrower pursuant to Article II of this Agreement.

          "Note" shall mean the promissory note of the Borrower more fully described in Article II of this Agreement.

          "Obligations" shall mean any and all amounts and/or liabilities owing from time to time by the Borrower to the Lender pursuant to this Agreement, and whether such amounts or liabilities be liquidated or contingent, now existing or hereafter arising.

          "Person" shall mean any individual, corporation (other than the Borrower), partnership, joint venture, association, joint stock company, trust, unincorporated organization, government or any agency or political subdivision thereof, or any other form of entity.


          SECTION 1.03. Other Definitional Provisions.

          (a) All terms defined in this Agreement shall have the defined meanings when used in the Note or in any certificate or other document made or delivered pursuant hereto unless the context shall otherwise require.

          (b) Words used herein in the singular, where the context so permits, shall be deemed to include the plural and vice versa. Likewise, the definitions of words used in the singular herein shall also apply to such words when used in the plural and vice versa, unless the context shall otherwise require.

          (c) The words "hereof', "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

          (d) Section, subsection, schedule and exhibit references are to this Agreement unless otherwise specified.

          SECTION 1.04 Accounting Terms. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with generally accepted accounting principles.


                                   ARTICLE II
                                   ----------

                                   THE CREDIT

          SECTION 2.01. Commitment to Lend. Subject to and upon the terms and conditions contained in this Agreement, and relying on the representations and warranties contained in this Agreement, the Lender agrees to make the following Loan to the Borrower being more particularly described hereinafter. On the Closing Date, the Borrower shall pay to the Lender, in immediately available funds, a closing fee in an amount equal to one percent (1%) of the amount of the Loan.

          SECTION 2.02. Loan. On the Closing Date, the Lender agrees to make a Loan Advance to the Borrower of Six Hundred Twenty-seven Thousand Eight Hundred and 00/100 Dollars ($627,800.00). The obligation of the Borrower to repay the Loan Advance shall be evidenced by the Note dated as of the Closing Date and made payable to the order of the Lender in the principal sum of $627,800.00, said amount to be repaid in thirty-six (36) monthly installments, with interest at the rate of twelve percent (12%) per annum, all as more fully set forth in the Note.

          SECTION 2.03. Nature of Commitment. With respect to all Advances hereunder, the Lender's obligation to make such Advances shall be deemed to be a transaction made pursuant to a contract to make a loan or extend debt financing or financial accommodations to the Borrower within the meaning of Sections 365(c)(2) and 365(e)(2)(B) of the Bankruptcy Code of the United States.

          SECTION 2.04. Payments and Computations. The Borrower shall make each payment hereunder and under the Note not later than 1:00 o'clock p.m. (central time) on the day when due in lawful money of the United States of America by automated monthly withdrawals from Borrower's account to Lender's account, or other such account as designated by Lender from time to time. Whenever any payment to be made hereunder or under the Note shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest.


                                  ARTICLE III
                                  -----------

                          SECURITY FOR THE OBLIGATIONS

          SECTION 3.01. Security. The Obligations shall be secured by the following collateral:

          (a) The Borrower shall execute and deliver to Lender a Security Agreement, in a form satisfactory to Lender, granting to Lender a first priority perfected purchase money security interest in certain gaming equipment (collectively, the "Collateral"), all as more fully described in the said Security Agreement to be executed and delivered in connection herewith.



                                   ARTICLE IV
                                   ----------

                         REPRESENTATIONS AND WARRANTIES

          In order to induce the Lender to enter into this Agreement, the Borrower represents and warrants to the Lender that:

          SECTION 4.01. Corporate Existence and Licensure.   The Borrower is a
corporation duly organized, validly existing and in good standing under the laws of Nevada. The Borrower is duly qualified to do business in Nevada and has all necessary licenses, permits and approvals to conduct its business.

          SECTION 4.02. Power and Authorization. The making and performance by the Borrower of this Agreement, the borrowing by the Borrower and issuance of the Note hereunder, and the giving of security by the Borrower, all as provided herein, have been duly authorized by all necessary action and will not (i) violate any material provision of law or of the articles of incorporation or by-laws of the Borrower, or (ii) result in a breach of, or constitute a default under, any material indenture or agreement or other instrument to which the Borrower is a party or by which it is bound, except in the case of clause (ii) where any such breach or default would not result in a material adverse effect on the Borrower's financial condition or results of operations.

          SECTION 4.03. Binding Obligations. This Agreement, the Note, and the Security Agreement to which the Borrower is a party will upon their creation, issuance, execution and delivery constitute valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their terms, except as the same may be limited by the effect of bankruptcy, insolvency, reorganization, moratorium, arrangement or other similar laws affecting creditors' rights generally and by general principles of equity.

          SECTION 4.04. No Consent. No consent or approval of any governmental agency or authority is required in connection with execution, delivery and performance by the Borrower of this Agreement, the Note, the Collateral Documents and all other documents required hereunder, except for (i) consents or approvals that have been obtained and (ii) where the failure to obtain any such consents or approvals would not result in a material adverse effect on the Borrower's financial condition or results of operations.

          SECTION 4.05. Other Agreements. The Borrower is not in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any indenture, agreement or other instrument to which it is a party, except in the case of clause (ii) where any such breach or default would not result in a material adverse effect on the Borrower's financial condition or results of operations.

          SECTION 4.06. Liabilities and Litigation. There is no litigation, legal or administrative proceeding, investigation or other action of any nature pending or, to the knowledge of the Borrower, threatened against or affecting the Borrower which if adversely determined would materially and adversely affect the financial condition or results of operations of the Borrower or the Borrower's ability to carry on business as now conducted.

          SECTION 4.07. Taxes and Governmental Charges. The Borrower has filed all tax returns and reports required to be filed and has paid all taxes, assessments, fees and other governmental charges levied upon it or upon any property owned by it, or upon its income, which are due and payable, including interest and penalties, or has provided adequate reserves for the payment thereof.

          SECTION 4.08. Default. The Borrower is not in default under any indenture, mortgage, deed of trust, agreement or other instrument to which it is a party or by which it is bound, except (i) as disclosed to the Lender in writing, or (ii) for any such default which is not reasonably likely to result in a material adverse effect on the Borrower's financial condition or results of operations.

          SECTION 4.09. Financial Condition. The financial statements of the Borrower as heretofore furnished to the Lender are true and accurate, have been prepared in accordance with generally accepted accounting principles, and fairly, completely, and accurately present the financial condition of the Borrower as of those dates. The Borrower has no contingent obligation or liability for taxes not disclosed by or reserved against in said financial statements that is required to be so disclosed or reserved in accordance with generally accepted accounting principles and, since the date of the most recent of said financial statements, there has been no material adverse change in the financial condition of the Borrower from that set forth in said financial statements. The Borrower is not the subject of any pending or, to the Borrower's knowledge, threatened bankruptcy or insolvency proceedings.

          SECTION 4.10. Other Information. All information, reports, papers, employer I.D. numbers and data given to Lender by the Borrower pursuant to this Agreement and in connection with Borrower's application for the Loan, are accurate and correct in all material respects.

          SECTION 4.11. Regulation U. The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System,) and no proceeds of the Loan will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock.

          SECTION 4.12. SEC Compliance. No proceeds of the Loan will be used to acquire any security in any transaction which is subject to Sections 13 and 14 of the Securities and Exchange Act of 1934.

          SECTION 4.13. Retirement Plans. The Borrower is in compliance in all material respects with the Employee Retirement Income Security Act of 1974 to the extent applicable and has received no notice to the contrary from the Pension Benefit Guaranty Corporation or any other governmental entity or agency.

          SECTION 4.14. Officers and Directors. To the best knowledge of the Borrower, based upon reasonable inquiry, no director, shareholder, officer, employee or agent of, or consultant to, Borrower is prohibited by law, by regulation, by contract or by the terms of any license, franchise, permit, certificate, approval or consent from participating in the business of Borrower as director, shareholder, officer, employee or agent of, or as consultant to, Borrower or is the subject of any pending or, to the Borrower's best knowledge, threatened proceeding which, if determined adversely, would or could result in such a prohibition.

          SECTION 4.15. Use of Loan Proceeds. The Borrower will use the proceeds of the Loan solely for the purchase of gaming equipment and for payment of costs associated therewith.


                                   ARTICLE V
                                   ---------

                                   COVENANTS

          The Borrower hereby agrees that, so long as any part of the Obligations are outstanding, unless compliance shall have been waived in writing by the Lender, the Borrower shall at all times comply with the covenants contained in this Article.

          SECTION 5.01. Financial Statements.

          (a) Borrower's Financial Statements.  Within sixty (60) days after the
              -------------------------------
end of each quarter and within one hundred twenty (120) days after the end of each fiscal year, the Borrower shall deliver to the Lender a balance sheet and a statement of operations for such fiscal period conforming to generally accepted accounting principles. The quarterly and annual financial statements shall be prepared and certified by the Borrower as being prepared in accordance with generally accepted accounting principles and in the event the Borrower otherwise has any such financial statements audited, the Borrower shall deliver to the Lender a copy of such audited financial statements within ten business days of such audited financial statements being available.

          (b) Borrower's Tax Returns.  Within fifteen (15) days after the filing
              ----------------------
thereof, the Borrower shall deliver to the Lender a copy of the Borrower's federal income tax return for each fiscal year during the term hereof, with all schedules attached, and any other information and documentation regarding the financial condition of the Borrower as the Lender may reasonably request from time to time.

          SECTION 5.02. Taxes and Other Liens. The Borrower shall pay and discharge all taxes, assessments and governmental charges or levies imposed upon the Borrower, or upon its income and profits prior to the date on which penalties might attach thereto and all lawful claims which, if unpaid, might become a lien or charge upon the assets of the Borrower; provided, however, that the Borrower shall not be required to pay and discharge any such tax, assessment, charge, levy or claim so long as the legality thereof shall be contested in good faith and by appropriate proceedings.

          SECTION 5.03. Maintenance of Corporate Existence and Licensure. The Borrower will (i) maintain its corporate existence, rights, franchises, and licenses and (ii) observe and comply with all valid laws, statutes, codes, acts, ordinances, orders, judgments, decrees, injunctions, rules, regulations, certificates, franchises, permits, licenses, authorizations, directions and requirements of all federal, state, county, municipal and other governments, departments, commissions, boards, courts, authorities, officials and officers, domestic or foreign applicable to it, except where the failure to observe or comply therewith would not have a material adverse effect on the Borrower's financial condition or results of operations.

          SECTION 5.04. Further Assurances. The Borrower will promptly cure any defects in the creation, execution and delivery of this Agreement. The Borrower at its expense will promptly execute and deliver to the Lender upon reasonable request all such other and further documents, agreements and instruments in compliance with or accomplishment of the covenants and agreements of the Borrower in this Agreement or in the Collateral Documents or to further evidence and more fully describe the Collateral, or to correct any omissions in the Collateral Documents, or more fully to state the security obligations set out herein or in any of the Collateral Documents, or to perfect, protect or preserve any Liens created pursuant to any of the Collateral Documents, or to make any recordings, to file any notices, or obtain any consents, all as may be reasonably necessary or appropriate in connection therewith.

          SECTION 5.05. Performance of Obligations and Other Indebtedness of Borrower. The Borrower will pay the Obligations according to the reading, tenor and effect of this Agreement; and the Borrower will do and perform every act and discharge all of the Obligations provided to be performed and discharged by the Borrower under this Agreement and the Collateral Documents at the time or times and in the manner specified.

          SECTION 5.06. Reimbursement of Expenses. The Borrower will, upon request, promptly reimburse the Lender for all reasonable amounts expended, advanced or incurred by the Lender in accordance with the terms of this Agreement and the Collateral Documents to satisfy any obligation of the Borrower under this Agreement or any Collateral Document, or to protect the Collateral or to collect the Obligations, or to enforce the rights of the Lender under this Agreement or any Collateral Document, which amounts will include all court costs, reasonable attorneys' fees, and expenses reasonably incurred by the Lender in connection with any such matters, together with interest at the rate of twelve percent (12%) per annum on each such amount from the date that the same is expended, advanced or incurred by the Lender until the date of reimbursement to the Lender.

          SECTION 5.07. Insurance. The Borrower now maintains and will continue to maintain insurance with respect to the assets of the Borrower, said insurance providing coverage against such liabilities, casualties, risks and contingencies and in such types and amounts and with security payable clauses as set forth in the Collateral Documents, or if not set forth therein, as is deemed appropriate by the Borrower, including without limitation all risk casualty insurance insuring the Collateral for the full replacement value thereof naming Lender as loss payee.

          SECTION 5.08. Accounts and Records. The Borrower will keep books of record and accounts in which full, true and correct entries will be made in accordance with generally accepted accounting principles, consistently applied except for changes in accounting principles or practices acceptable to the independent certified public accountants of Borrower.

          SECTION 5.09. Right of Inspection. The Borrower will permit any officer, employee or agent of the Lender to visit and inspect any of the property of the Borrower, examine the books of record and accounts of the Borrower, take copies and extracts therefrom, and discuss the affairs, finances and accounts of the Borrower with its officers, accountants and auditors, all at such reasonable times and as often as the Lender may desire.

          SECTION 5.10. Notice of Certain Events. The Borrower shall promptly notify the Lender of (i) any change in location of the Borrower's principal places of business or the offices where it keeps its records concerning accounts and contract rights; (ii) the arising of any litigation or dispute pending or, to the Borrower's knowledge, threatened against or affecting the Borrower or its assets which, if adversely determined, would have a material adverse effect upon the financial condition or business of the Borrower; or (iii) any act of default under this Agreement, or under any contract to which the Borrower is a party and which default would materially and adversely affect Borrower; or any acceleration of indebtedness of monetary value exceeding $250,000.00; or (iv) filing of any tax lien against Borrower.

          SECTION 5.11. Change in Business. The Borrower shall not permit any material change to be made in the character of its business as carried on as of the Closing Date without the permission of Lender, which permission will not be unreasonably withheld.

          SECTION 5.12. Indenture. The Borrower shall comply with all of the covenants, restrictions, agreements, terms and conditions set forth in any indenture to which it is a party; provided that, in the event that all of the obligations of the Borrower under any such indenture are satisfied in full during the term of this Agreement, all such covenants, restrictions, agreements, terms and conditions shall survive as if fully set forth herein until payment in full of the Obligations.

                                   ARTICLE VI
                                   ----------

                             CONDITIONS OF LENDING

     SECTION 6.01. Conditions to Effectiveness. The obligation of the Lender to make the Loan shall be conditional upon the receipt of all of the following documents:

     (a) Agreement. A duly executed counterpart of
         ---------
this Agreement signed by all the parties hereto.

     (b) Note.  The duly executed Note dated the Closing Date.
         ----

     (c) Collateral Documents. Duly executed counterparts or originals of the
         --------------------
Collateral Documents.

     (d) Charter. Copies, certified as true by the Nevada Secretary of State of
         -------
the articles or certificate of incorporation of the Borrower and certificates of good standing of the Borrower issued by the Secretary of State of Nevada, and copies of the bylaws of the Borrower, certified as true by its corporate secretary.

     (e) Certificate. The certificate of the Secretary of the Borrower, setting
         -----------
forth resolutions in form and substance satisfactory to the Lender with respect to the authorization of the Note, this Agreement and the Collateral Documents.

     (f) No Event of Default.  No Default shall have occurred and be continuing,
         -------------------
and there shall not have occurred any condition, event or act which constitutes, or with notice or lapse of time (or both) would constitute an Event of Default under this Agreement.


                                  ARTICLE VII
                                  -----------

                                    DEFAULT

     SECTION 7.01. Event of Default. Any of the following events shall be considered an "Event of Default" as that term is used herein:

     (a) A failure to pay any principal or interest on the Note when due.

     (b) A default in the payment of principal or interest (i) on any other Debt of the Borrower to the Lender or on (ii) any Debt of the Borrower to any other Person for borrowed money, as a result of which the maturity of indebtedness for borrowed money in the aggregate amount of $250,000.00 or more is accelerated prior to its expressed maturity.

     (c) Any representation or warranty made herein, or in any Collateral Document or in any certificate furnished to the Lender hereunder shall prove to have been materially incorrect when made.

     (d) The violation or breach by the Borrower of any covenant, warranty, or other agreement or condition (other than the payment of money) contained herein, or in any Collateral Document, and such violation or breach shall not have been cured within thirty (30) days after notice of violation or breach given by the Lender to the Borrower.

     (e) If by the order of a court of competent jurisdiction, a receiver or liquidator or trustee of the Borrower or any part of the Collateral shall be appointed and shall have not been discharged within a period of sixty (60) days or if, by decree of such a court, the Borrower shall be adjudicated as bankrupt or any substantial part of its property shall be sequestered and such decree shall continue undischarged and unstayed for a period of sixty (60) days after the entry thereof or a petition to reorganize the Borrower pursuant to the Federal Bankruptcy Code, as it now exists or as it may hereafter be amended or pursuant to any other analogous statute applicable to the Borrower as now or hereinafter in effect, shall be filed against the Borrower and shall not be dismissed within sixty (60) days.

     (f) If the Borrower shall file a petition in voluntary bankruptcy under any provision of any bankruptcy law or a petition to take advantage of any insolvency act, or shall make an assignment for the benefit of its creditors, or shall admit in writing its inability to pay its debts generally as they become due, or shall consent to the appointment of a receiver or receivers of all or any part of the Collateral or shall consent to the filing of any bankruptcy or reorganization petition against it under any provision of the bankruptcy law, or (without limiting the generality of the foregoing) Borrower shall file a petition or answers seeking reorganization of the Borrower pursuant to the Federal Bankruptcy Code, as it now exists or as it may hereinafter be amended, or pursuant to any other analogous statute applicable to Borrower as now or hereinafter in effect.

     (g) If Borrower shall have a custodian (as such term is defined in the Federal Bankruptcy Code) or a state court receiver or trustee appointed for it or have any court take jurisdiction of its property, or the major part thereof, in any involuntary proceeding for the purpose of reorganization, arrangement, dissolution, or liquidation if such custodian, receiver or trustee shall not be discharged or if such jurisdiction shall not be relinquished, vacated or stayed on appeal or otherwise within sixty (60) days of the appointment.

     SECTION 7.02. Remedies. Upon the happening of any Event of Default specified in Section 7.01, the Lender may by written notice to the Borrower declare the entire principal amount of all obligations then outstanding, including interest accrued thereon, to be immediately due and payable without presentment, demand, protest, notice of protest or dishonor or other notice of default of any kind, all of which are hereby expressly waived by the Borrower. The remedies provided for herein are non-inclusive and shall be in addition to any other remedies available under law or any Collateral Documents to Lender.


                                 ARTICLE VIII
                                 ------------

                            GENERAL INDEMNIFICATION

          SECTION 8.01. General Indemnification. Except as provided in Section 9.02, Borrower agrees to indemnify and hold Lender and its shareholders, directors, agents, officers, subsidiaries, affiliates, successors and assigns harmless from and against any and all damages, losses, settlement payments, obligations, liabilities, claims, actions or causes of action, and reasonable costs and expenses incurred, suffered, sustained or required to be paid by an indemnified party by reason of or resulting from the transactions herein undertaken or which otherwise arise in connection therewith unless directly caused by the gross negligence, bad faith, or failure to fund without lawful contractual cause on the part of Lender. In litigation, or the preparation therefor, Lender shall be entitled to select its own counsel, which counsel shall be reasonably acceptable to the Borrower. Borrower agrees to pay promptly the reasonable fees and expenses of such counsel selected by Lender and acceptable to the Borrower.

                                   ARTICLE IX
                                   ----------

                                 MISCELLANEOUS

          SECTION 9.01. Notices. All communications under or in connection with this Agreement shall be in writing and shall be mailed by first class mail or express delivery, postage prepaid, or otherwise sent by telex, telegram, telecopy or other similar form of rapid transmission, or personally delivered to an officer of the receiving party with a copy to be sent to Borrower by certified mail. Notice shall be deemed given five (5) days from date of mailing, or date of receipt if sent by any other form of communication. All such communications shall be mailed, sent or delivered,

To the Lender:      PDS Financial Corporation
                    Attention: Johan P. Finley
                    7652 Executive Drive
                    Eden Prairie, Minnesota 55344

To the Borrower:    Pioneer Hotel, Inc.
                    Attention: Thomas Land
                    2200 South Casino Drive
                    Laughlin, Nevada 89029

          SECTION 9.02. Invalidity. In the event that any one or more of the provisions contained in this Agreement, the Note or in any Collateral Document shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, the Note or any Collateral Documents.

          SECTION 9.03. Survival of Agreements. All representations and warranties of the Borrower herein, and all covenants and agreements shall survive the Closing Date, and the Loan.

          SECTION 9.04. Successors and Assigns. All covenants and agreements contained by or on behalf of the Borrower in this Agreement, the Note and the Collateral Documents shall bind its successors and assigns and shall inure to the benefit of the Lender and its successors and assigns.

          SECTION 9.05. Renewal or Extension. All provisions of this Agreement relating to the Note and the Collateral Documents shall apply with equal force and effect to each and all promissory notes or Collateral Documents hereinafter executed which in whole or in part represent a renewal, extension for any period, increase or rearrangement of any part of the Note or such Collateral Documents.

          SECTION 9.06 Waivers. No course of dealing on the part of the Lender, its officers, employees, consultants or agents, nor any failure or delay by the Lender with respect to exercising any right, power or privilege of the Lender under this Agreement, the Note or the Collateral Documents shall operate as waiver thereof.

          SECTION 9.07. Cumulative Rights. Rights and remedies of the Lender under this Agreement, the Note and the Collateral Documents shall be cumulative, and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

          SECTION 9.08. Governing Law. This Agreement is, and the Note will be, a contract made under and shall be construed in accordance with and governed by the laws of the State of Minnesota.

          SECTION 9.09. Tax Identification Number. The federal tax identification number for the Borrower is 88-0305353.

          SECTION 9.09. Counterparts. This Agreement may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.

          SECTION 9.10. Name and Logo. Borrower hereby consents to Lender's use of Borrower's name and logo in any tombstone ads or other promotional materials without any consideration to Borrower other than the Loan.

          IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed as of the date first above written.



                                 PIONEER HOTEL, INC.,
                                 a Nevada corporation

                                 By: /s/ Thomas K. Land
                                    --------------------------------------
                                 Its: Senior Vice President and
                                      ------------------------------------
                                      Chief Financial Officer
                                      ------------------------------------


                                 PDS FINANCIAL CORPORATION,
                                 a Minnesota corporation

                                 By: /s/ Richard J. Hegstrand
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                                 Its: Vice President
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